Exhibit 99.1

Validus Holdings, Ltd. Revised Segment Structure - 2011 Comparative Information April 26, 2012

29 Richmond Road
Pembroke, HM08 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusholdings.com
Mailing address: Suite 1790 48 Par-la-Ville Road
Hamilton, HM11 Bermuda

Validus Holdings, Ltd.

Explanatory Notes

Basis of Presentation

•      This supplement is for information purposes only.  It should be read in conjunction with documents filed by Validus Holdings, Ltd. with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

•      All financial information contained herein is unaudited, however, certain information contained herein relating to the year ended December 31, 2011 is derived from or agrees to audited financial information.

•      Unless otherwise noted, dollar amounts are in thousands of U.S. dollars, except for ratio information.

•      On May 25, 2011, the Company joined with other investors in capitalizing AlphaCat Re 2011, Ltd. (“AlphaCat Re 2011”) a new special purpose “sidecar” reinsurer formed for the purpose of writing collateralized reinsurance and retrocessional reinsurance. The financial statements of AlphaCat Re 2011 were included in the consolidated financial statements of the Company during 2011 as Validus Re held a majority of AlphaCat Re 2011’s outstanding voting rights. The portion of AlphaCat Re 2011’s earnings attributable to third party investors for the year ended December 31, 2011 is recorded in the consolidated statement of comprehensive income as ‘net income attributable to noncontrolling interest’. On December 23, 2011 AlphaCat Re 2011 completed a secondary share offering and subsequently Validus Re sold 86,113 shares in AlphaCat Re 2011 and no longer held a majority of the outstanding voting rights and therefore had an equity method investment in AlphaCat Re 2011 as at December 31, 2011.

•      During the first quarter of 2012, to better align the Company’s operating and reporting structure with its current strategy, there was a change in the segment structure. This change was to include the AlphaCat group of companies as a separate operating segment. “AlphaCat segment” was included as an additional segment and includes the company’s investment in AlphaCat Re 2011. Prior period comparatives have been restated to reflect the change in segmentation.

Notes on Non-GAAP Measures

•      In presenting the Company’s results herein, management has included certain schedules containing net operating income (loss) and underwriting income (loss) that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

•      The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company’s core underwriting function.  Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), finance expenses, transaction expenses, net realized gains (losses) on investments, net unrealized gains (losses) on investments and foreign exchange gains (losses).

•      Net operating income (loss) available (attributable) to Validus is calculated based on net income (loss) available (attributable) to Validus excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net income is the most directly comparable GAAP measure.  Net operating income focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, net unrealized gains on investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance.  Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

•      A reconciliation to the most comparable GAAP measure for net operating income can be found in the company’s latest earnings press release.

Validus Holdings, Ltd.

Consolidated Segment Income Statement - Three months ended March 31, 2011 (REPRESENTED)

(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended March 31, 2011							Three Months Ended March 31, 2011
	Validus Re Segment (c)	AlphaCat Segment (d)	Legal Entity Adjustments	Validus Re Consolidated (e)	Talbot Segment	Corporate & Eliminations	Total	Validus Re	Talbot	Corporate & Eliminations	Total
Underwriting income
Gross premiums written	$604,088	$7,150	—	$611,238	$263,057	$(24,399)	$849,896	$611,238	$263,057	$(24,399)	$849,896
Reinsurance premiums ceded	(46,805)	—	—	(46,805)	(87,414)	24,399	(109,820)	(46,805)	(87,414)	24,399	(109,820)
Net premiums written	557,283	7,150	—	564,433	175,643	—	740,076	564,433	175,643	—	740,076
Change in unearned premiums	(308,340)	(3,784)	—	(312,124)	1,581	—	(310,543)	(312,124)	1,581	—	(310,543)
Net premiums earned	248,943	3,366	—	252,309	177,224	—	429,533	252,309	177,224	—	429,533

Underwriting deductions
Losses and loss expenses	310,544	—	—	310,544	165,654	—	476,198	310,544	165,654	40,998	476,198
Policy acquisition costs	39,750	316	—	40,066	37,216	14	77,296	40,066	37,216	14	77,296
General and administrative expenses	10,657	894	1,347	12,898	28,722	6,857	48,477	10,657	28,722	9,098	48,477
Share compensation expenses	3,105	27	328	3,460	2,719	5,870	12,049	3,105	2,719	6,225	12,049
Total underwriting deductions	364,056	1,237	1,675	366,968	234,311	12,741	614,020	364,372	234,311	15,337	614,020

Underwriting (loss) income	$(115,113)	$2,129	$(1,675)	$(114,659)	$(57,087)	$(12,741)	$(184,487)	$(112,063)	$(57,087)	$(15,337)	$(184,487)

Net investment income	24,432	1,219	—	25,651	6,590	(2,266)	29,975	25,651	6,590	(2,266)	29,975
Other income	1,418	641	230	2,289	3,017	(3,700)	1,606	1,433	3,017	(2,844)	1,606
Finance expenses	(1,713)	—	—	(1,713)	(63)	(12,225)	(14,001)	(1,713)	(63)	(12,225)	(14,001)
Operating (loss) income before taxes	(90,976)	3,989	(1,445)	(88,432)	(47,543)	(30,932)	(166,907)	(86,692)	(47,543)	(32,672)	(166,907)
Tax (expense) benefit	(2)	—	—	(2)	1,793	(332)	1,459	(2)	1,793	(332)	1,459
Net operating (loss) income (a)	$(90,978)	$3,989	$(1,445)	$(88,434)	$(45,750)	$(31,264)	$(165,448)	$(86,694)	$(45,750)	$(33,004)	$(165,448)

Net realized gains on investments	3,901	18	—	3,919	2,460	—	6,379	3,919	2,460	—	6,379
Net unrealized (losses) on investments	(7,676)	(839)	—	(8,515)	(4,313)	—	(12,828)	(8,515)	(4,313)	—	(12,828)
Foreign exchange (losses) gains	(4,270)	(90)	—	(4,360)	3,901	(8)	(467)	(4,360)	3,901	(8)	(467)

Net (loss) income	$(99,023)	$3,078	$(1,445)	$(97,390)	$(43,702)	$(31,272)	$(172,364)	$(95,650)	$(43,702)	$(33,012)	$(172,364)

Selected ratios:
Net premiums written / Gross premiums written	92.3%	100.0%			66.8%		87.1%	92.3%	66.8%		87.1%

Losses and loss expenses	124.7%	0.0%			93.5%		110.9%	123.1%	93.5%		110.9%

Policy acquisition costs	16.0%	9.4%			21.0%		18.0%	15.9%	21.0%		18.0%
General and administrative expenses (b)	5.5%	27.4%			17.7%		14.1%	5.5%	17.7%		14.1%
Expense ratio	21.5%	36.7%			38.7%		32.1%	21.4%	38.7%		32.1%

Combined ratio	146.2%	36.7%			132.2%		143.0%	144.5%	132.2%		143.0%

Notes:

(a) Net operating income (loss), a non-GAAP financial measure, is defined as net income (loss) excluding net realized and unrealized gains (losses) on investments, foreign exchange gains (losses) and non-recurring items. This measure focuses on the underlying fundamentals of our operations without the influence of gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business.

(b) The general and administrative ratio includes share compensation expenses.

(c) The Validus Re Segment includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Reaseguros, Inc., Validus Re Chile S.A., Underwriting Risk Services, S.A., Validus Re Americas, Ltd. and Validus Re Europe Limited.

(d) The AlphatCat Segment includes the following entities: AlphaCat Fund Ltd., AlphaCat Master Fund Ltd. AlphaCat Reinsurance Ltd., AlphaCat High Return Fund Ltd., Validus Underwriting Services, Ltd., Validus Ventures Ltd., and Validus Managers Ltd.

(e) Validus Re Consolidated includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Specialty, Inc., Validus Reaseguros, Inc., Validus Services, Inc., Underwriting Risk Services, Inc., Validus Re Chile S.A., Validus Re Americas, Ltd., Validus Underwriting Services, Ltd., Validus Re Europe Limited; AlphaCat Fund, Ltd, AlphaCat Master Fund, Ltd., AlphaCat Reinsurance, Ltd. and AlphaCat High Return Fund Ltd.

Validus Holdings, Ltd.

Consolidated Segment Income Statement - Three months ended June 30, 2011 (REPRESENTED)

(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended June 30, 2011							Three Months Ended June 30, 2011
	Validus Re Segment (c)	AlphaCat Segment (d)(e)	Legal Entity Adjustments	Validus Re Consolidated (f)	Talbot Segment	Corporate & Eliminations	Total	Validus Re	Talbot	Corporate & Eliminations	Total
Underwriting income
Gross premiums written	$290,691	$50,960	—	$341,651	$276,886	$(13,150)	$605,387	$341,651	$276,886	$(13,150)	$605,387
Reinsurance premiums ceded	(98,218)	—	—	(98,218)	(47,278)	13,150	(132,346)	(98,218)	(47,278)	13,150	(132,346)
Net premiums written	192,473	50,960	—	243,433	229,608	—	473,041	243,433	229,608	—	473,041
Change in unearned premiums	31,814	(42,569)	—	(10,755)	(36,646)	—	(47,401)	(10,755)	(36,646)	—	(47,401)
Net premiums earned	224,287	8,391	—	232,678	192,962	—	425,640	232,678	192,962	—	425,640

Underwriting deductions
Losses and loss expenses	94,035	—	—	94,035	113,272	—	207,307	94,035	113,272	40,998	207,307
Policy acquisition costs	35,013	973	(217)	35,769	42,307	154	78,230	35,769	42,307	154	78,230
General and administrative expenses	15,167	1,061	1,813	18,041	34,718	8,082	60,841	15,458	34,718	10,665	60,841
Share compensation expenses	1,823	21	174	2,018	2,026	3,584	7,628	1,823	2,026	3,779	7,628
Total underwriting deductions	146,038	2,055	1,770	149,863	192,323	11,820	354,006	147,085	192,323	14,598	354,006

Underwriting income (loss)	$78,249	$6,336	$(1,770)	$82,815	$639	$(11,820)	$71,634	$85,593	$639	$(14,598)	$71,634

Net investment income	21,662	727	—	22,389	6,372	(2,267)	26,494	22,389	6,372	(2,267)	26,494
Other income	853	2,532	(308)	3,077	1,967	(4,449)	595	854	1,967	(2,226)	595
Finance expenses	(1,579)	(2,923)	—	(4,502)	—	(11,859)	(16,361)	(4,502)	—	(11,859)	(16,361)
Operating income (loss) before taxes	99,185	6,672	(2,078)	103,779	8,978	(30,395)	82,362	104,334	8,978	(30,950)	82,362
Tax (expense) benefit	(4)	—	—	(4)	(208)	241	29	(4)	(208)	241	29
Net operating income (loss) (a)	$99,181	$6,672	$(2,078)	$103,775	$8,770	$(30,154)	$82,391	$104,330	$8,770	$(30,709)	$82,391

Net realized gains on investments	9,014	538	—	9,552	2,000	—	11,552	9,552	2,000	—	11,552
Net unrealized gains (losses) on investments	15,377	(820)	—	14,557	3,969	—	18,526	14,557	3,969	—	18,526
Foreign exchange (losses) gains	(5,266)	(71)	—	(5,337)	3,410	(64)	(1,991)	(5,337)	3,410	(64)	(1,991)

Net income (loss)	$118,306	$6,319	$(2,078)	$122,547	$18,149	$(30,218)	$110,478	$123,102	$18,149	$(30,773)	$110,478
										—
Net income attributable to noncontrolling interest	—	(594)	—	(594)	—	—	(594)	(594)	—	—	(594)
Net income (loss) available (attributable) to Validus	$118,306	$5,725	$(2,078)	$121,953	$18,149	$(30,218)	$109,884	$122,508	$18,149	$(30,773)	$109,884

Selected ratios:
Net premiums written / Gross premiums written	66.2%	100.0%			82.9%		78.1%	71.3%	82.9%		78.1%

Losses and loss expenses	41.9%	0.0%			58.7%		48.7%	40.4%	58.7%		48.7%

Policy acquisition costs	15.6%	11.6%			21.9%		18.4%	15.4%	21.9%		18.4%
General and administrative expenses (b)	7.6%	12.9%			19.0%		16.1%	7.4%	19.0%		16.1%
Expense ratio	23.2%	24.5%			40.9%		34.5%	22.8%	40.9%		34.5%

Combined ratio	65.1%	24.5%			99.5%		83.2%	63.2%	99.6%		83.2%

Notes:

(a) Net operating income (loss), a non-GAAP financial measure, is defined as net income (loss) excluding net realized and unrealized gains (losses) on investments, foreign exchange gains (losses) and non-recurring items. This measure focuses on the underlying fundamentals of our operations without the influence of gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business.

(b) The general and administrative ratio includes share compensation expenses.

(c) The Validus Re Segment includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Reaseguros, Inc., Validus Re Chile S.A., Underwriting Risk Services, S.A., Validus Re Americas, Ltd. and Validus Re Europe Limited.

(d) The AlphatCat Segment includes the following entities: AlphaCat Fund Ltd., AlphaCat Master Fund Ltd. AlphaCat Reinsurance Ltd., AlphaCat High Return Fund Ltd., AlphaCat Re 2011, Ltd., Validus Underwriting Services, Ltd., Validus Ventures Ltd., and Validus Managers Ltd.

(e) On May 25, 2011, the Company joined with other investors in capitalizing AlphaCat Re 2011, Ltd. (“AlphaCat Re 2011”) a new special purpose “sidecar” reinsurer formed for the purpose of writing collateralized reinsurance and retrocessional reinsurance. The financial statements of AlphaCat Re 2011 were included in the consolidated financial statements of the Company beginning in the second quarter of 2011 as Validus Re held a majority of AlphaCat Re 2011’s outstanding voting rights. The portion of AlphaCat Re 2011’s earnings attributable to third party investors for the year ended December 31, 2011 is recorded in the consolidated statement of operations and comprehensive income as ‘net income attributable to noncontrolling interest’. On December 23, 2011 AlphaCat Re 2011 completed a secondary share offering and subsequently Validus Re sold 86,113 shares in AlphaCat Re 2011 and no longer held a majority of the outstanding voting rights and therefore had an equity method investment in AlphaCat Re 2011 as at December 31, 2011.

(f) Validus Re Consolidated includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Specialty, Inc., Validus Reaseguros, Inc., Validus Services, Inc., Underwriting Risk Services, Inc., Validus Re Chile S.A., Validus Re Americas, Ltd., Validus Underwriting Services, Ltd., Validus Re Europe Limited; AlphaCat Fund, Ltd, AlphaCat Master Fund, Ltd., AlphaCat Reinsurance, Ltd., AlphaCat High Return Fund Ltd., and AlphaCat Re 2011, Ltd.

Validus Holdings, Ltd.

Consolidated Segment Income Statement - Six months ended June 30, 2011 (REPRESENTED)

(Expressed in thousands of U.S. Dollars, except share and per share information)

	Six Months Ended June 30, 2011							Six Months Ended June 30, 2011
	Validus Re Segment (c)	AlphaCat Segment (d)(e)	Legal Entity Adjustments	Validus Re Consolidated (f)	Talbot Segment	Corporate & Eliminations	Total	Validus Re	Talbot	Corporate & Eliminations	Total
Underwriting income
Gross premiums written	$894,779	$58,110	—	$952,889	$539,943	$(37,549)	$1,455,283	$952,889	$539,943	$(37,549)	$1,455,283
Reinsurance premiums ceded	(145,023)	—	—	(145,023)	(134,692)	37,549	(242,166)	(145,023)	(134,692)	37,549	(242,166)
Net premiums written	749,756	58,110	—	807,866	405,251	—	1,213,117	807,866	405,251	—	1,213,117
Change in unearned premiums	(276,526)	(46,353)	—	(322,879)	(35,065)	—	(357,944)	(322,879)	(35,065)	—	(357,944)
Net premiums earned	473,230	11,757	—	484,987	370,186	—	855,173	484,987	370,186	—	855,173

Underwriting deductions
Losses and loss expenses	404,579	—	—	404,579	278,926	—	683,505	404,579	278,926	40,998	683,505
Policy acquisition costs	74,763	1,289	(217)	75,835	79,523	168	155,526	75,835	79,523	168	155,526
General and administrative expenses	25,824	1,955	3,160	30,939	63,440	14,939	109,318	26,115	63,440	19,763	109,318
Share compensation expenses	4,928	48	502	5,478	4,745	9,454	19,677	4,928	4,745	10,004	19,677
Total underwriting deductions	510,094	3,292	3,445	516,831	426,634	24,561	968,026	511,457	426,634	29,935	968,026

Underwriting (loss) income	$(36,864)	$8,465	$(3,445)	$(31,844)	$(56,448)	$(24,561)	$(112,853)	$(26,470)	$(56,448)	$(29,935)	$(112,853)

Net investment income	46,094	1,946	—	48,040	12,962	(4,533)	56,469	48,040	12,962	(4,533)	56,469
Other income	2,271	3,173	(78)	5,366	4,984	(8,149)	2,201	2,287	4,984	(5,070)	2,201
Finance expenses	(3,292)	(2,923)	—	(6,215)	(63)	(24,084)	(30,362)	(6,215)	(63)	(24,084)	(30,362)
Operating income (loss) before taxes	8,209	10,661	(3,523)	15,347	(38,565)	(61,327)	(84,545)	17,642	(38,565)	(63,622)	(84,545)
Tax (expense) benefit	(6)	—	—	(6)	1,585	(91)	1,488	(6)	1,585	(91)	1,488
Net operating income (loss) (a)	$8,203	$10,661	$(3,523)	$15,341	$(36,980)	$(61,418)	$(83,057)	$17,636	$(36,980)	$(63,713)	$(83,057)

Net realized gains on investments	12,915	556	—	13,471	4,460	—	17,931	13,471	4,460	—	17,931
Net unrealized gains (losses) on investments	7,701	(1,659)	—	6,042	(344)	—	5,698	6,042	(344)	—	5,698
Foreign exchange (losses) gains	(9,536)	(161)	—	(9,697)	7,311	(72)	(2,458)	(9,697)	7,311	(72)	(2,458)

Net income (loss)	$19,283	$9,397	$(3,523)	$25,157	$(25,553)	$(61,490)	$(61,886)	$27,452	$(25,553)	$(63,785)	$(61,886)
										—
Net income attributable to noncontrolling interest	—	(594)	—	(594)	—	—	(594)	(594)	—	—	(594)
Net income (loss) available (attributable) to Validus	$19,283	$8,803	$(3,523)	$24,563	$(25,553)	$(61,490)	$(62,480)	$26,858	$(25,553)	$(63,785)	$(62,480)

Selected ratios:
Net premiums written / Gross premiums written	83.8%	100.0%			75.1%		83.4%	84.8%	75.1%		83.4%

Losses and loss expenses	85.5%	0.0%			75.3%		79.9%	83.4%	75.3%		79.9%

Policy acquisition costs	15.8%	11.0%			21.5%		18.2%	15.6%	21.5%		18.2%
General and administrative expenses (b)	6.5%	17.0%			18.4%		15.1%	6.4%	18.4%		15.1%
Expense ratio	22.3%	28.0%			39.9%		33.3%	22.0%	39.9%		33.3%

Combined ratio	107.8%	28.0%			115.2%		113.2%	105.4%	115.2%		113.2%

Notes:

(a) Net operating income (loss), a non-GAAP financial measure, is defined as net income (loss) excluding net realized and unrealized gains (losses) on investments, foreign exchange gains (losses) and non-recurring items. This measure focuses on the underlying fundamentals of our operations without the influence of gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business.

(b) The general and administrative ratio includes share compensation expenses.

(c) The Validus Re Segment includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Reaseguros, Inc., Validus Re Chile S.A., Underwriting Risk Services, S.A., Validus Re Americas, Ltd. and Validus Re Europe Limited.

(d) The AlphatCat Segment includes the following entities: AlphaCat Fund Ltd., AlphaCat Master Fund Ltd. AlphaCat Reinsurance Ltd., AlphaCat High Return Fund Ltd., AlphaCat Re 2011, Ltd., Validus Underwriting Services, Ltd., Validus Ventures Ltd., and Validus Managers Ltd.

(e) On May 25, 2011, the Company joined with other investors in capitalizing AlphaCat Re 2011, Ltd. (“AlphaCat Re 2011”) a new special purpose “sidecar” reinsurer formed for the purpose of writing collateralized reinsurance and retrocessional reinsurance. The financial statements of AlphaCat Re 2011 were included in the consolidated financial statements of the Company beginning in the second quarter of 2011 as Validus Re held a majority of AlphaCat Re 2011’s outstanding voting rights. The portion of AlphaCat Re 2011’s earnings attributable to third party investors for the year ended December 31, 2011 is recorded in the consolidated statement of operations and comprehensive income as ‘net income attributable to noncontrolling interest’. On December 23, 2011 AlphaCat Re 2011 completed a secondary share offering and subsequently Validus Re sold 86,113 shares in AlphaCat Re 2011 and no longer held a majority of the outstanding voting rights and therefore had an equity method investment in AlphaCat Re 2011 as at December 31, 2011.

(f) Validus Re Consolidated includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Specialty, Inc., Validus Reaseguros, Inc., Validus Services, Inc., Underwriting Risk Services, Inc., Validus Re Chile S.A., Validus Re Americas, Ltd., Validus Underwriting Services, Ltd., Validus Re Europe Limited; AlphaCat Fund, Ltd, AlphaCat Master Fund, Ltd., AlphaCat Reinsurance, Ltd., AlphaCat High Return Fund Ltd., and AlphaCat Re 2011, Ltd.

Validus Holdings, Ltd.

Consolidated Segment Income Statement - Three months ended September 30, 2011 (REPRESENTED)

(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended September 30, 2011							Three Months Ended September 30, 2011
	Validus Re Segment (d)	AlphaCat Segment (e)(f)	Legal Entity Adjustments	Validus Re Consolidated (g)	Talbot Segment	Corporate & Eliminations	Total	Validus Re	Talbot	Corporate & Eliminations	Total
Underwriting income
Gross premiums written	$163,863	$18,940	—	$182,803	$238,937	$(30,611)	$391,129	$182,803	$238,937	$(30,611)	$391,129
Reinsurance premiums ceded	(5,646)	—	—	(5,646)	(55,551)	30,611	(30,586)	(5,646)	(55,551)	30,611	(30,586)
Net premiums written	158,217	18,940	—	177,157	183,386	—	360,543	177,157	183,386	—	360,543
Change in unearned premiums	81,997	8,758	—	90,755	7,326	—	98,081	90,755	7,326	—	98,081
Net premiums earned	240,214	27,698	—	267,912	190,712	—	458,624	267,912	190,712	—	458,624

Underwriting deductions
Losses and loss expenses	128,823	—	—	128,823	97,244	—	226,067	128,823	97,244	40,998	226,067
Policy acquisition costs	40,592	3,326	(1,084)	42,834	36,651	(2,080)	77,405	42,834	36,651	(2,080)	77,405
General and administrative expenses	7,468	2,167	620	10,255	23,164	2,507	35,926	8,129	23,164	4,633	35,926
Share compensation expenses	2,190	26	284	2,500	1,903	2,979	7,382	2,190	1,903	3,289	7,382
Total underwriting deductions	179,073	5,519	(180)	184,412	158,962	3,406	346,780	181,976	158,962	5,842	346,780

Underwriting income (loss)	$61,141	$22,179	$180	$83,500	$31,750	$(3,406)	$111,844	$85,936	$31,750	$(5,842)	$111,844

Net investment income	22,807	751	—	23,558	6,451	(2,262)	27,747	23,557	6,451	(2,261)	27,747
Other income	2,297	2,225	(1,102)	3,420	1,418	(4,838)	—	2,297	1,418	(3,715)	—
Finance expenses	(2,632)	787	—	(1,845)	(151)	(8,939)	(10,935)	(697)	(151)	(10,087)	(10,935)
Operating income (loss) before taxes	83,613	25,942	(922)	108,633	39,468	(19,445)	128,656	111,093	39,468	(21,905)	128,656
Tax (expense)	(7)	—	—	(7)	(2,345)	(186)	(2,538)	(7)	(2,345)	(186)	(2,538)
Net operating income (loss) (a)	$83,606	$25,942	$(922)	$108,626	$37,123	$(19,631)	$126,118	$111,086	$37,123	$(22,091)	$126,118

Net realized gains (losses) on investments	4,538	(25)	—	4,513	733	—	5,246	4,513	733	—	5,246
Net unrealized (losses) gains on investments	(26,298)	324	—	(25,974)	(1,875)	1	(27,848)	(25,973)	(1,875)	—	(27,848)
Foreign exchange (losses)	(9,778)	(164)	—	(9,942)	(9,943)	(47)	(19,932)	(9,942)	(9,943)	(47)	(19,932)
Transaction expenses (c)	—	—	—	—	—	(13,583)	(13,583)	—	—	(13,583)	(13,583)
Net income (loss)	$52,068	$26,077	$(922)	$77,223	$26,038	$(33,260)	$70,001	$79,684	$26,038	$(35,721)	$70,001

Net income attributable to noncontrolling interest	—	(13,516)	—	(13,516)	—	—	(13,516)	(13,516)	—	—	(13,516)
Net income (loss) available (attributable) to Validus	$52,068	$12,561	$(922)	$63,707	$26,038	$(33,260)	$56,485	$66,168	$26,038	$(35,721)	$56,485

Selected ratios:
Net premiums written / Gross premiums written	96.6%	100.0%			76.8%		92.2%	96.9%	76.8%		92.2%

Losses and loss expenses	53.6%	0.0%			51.0%		49.3%	48.1%	51.0%		49.3%

Policy acquisition costs	16.9%	12.0%			19.2%		16.9%	16.0%	19.2%		16.9%
General and administrative expenses (b)	4.0%	7.9%			13.1%		9.4%	3.9%	13.1%		9.4%
Expense ratio	20.9%	19.9%			32.3%		26.3%	19.8%	32.3%		26.3%
Combined ratio	74.5%	19.9%			83.3%		75.6%	67.9%	83.3%		75.6%

Notes:

(a) Net operating income (loss), a non-GAAP financial measure, is defined as net income (loss) excluding net realized and unrealized gains (losses) on investments, foreign exchange gains (losses) and non-recurring items. This measure focuses on the underlying fundamentals of our operations without the influence of gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business.

(b) The general and administrative ratio includes share compensation expenses.

(c) The transaction expenses relate to costs incurred in connection with the Company’s proposed acquisition of Transatlantic Holdings, Inc. Transaction expenses are primarily comprised of legal, financial advisory and audit related services.

(d) The Validus Re Segment includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Reaseguros, Inc., Validus Re Chile S.A., Underwriting Risk Services, S.A., Validus Re Americas, Ltd. and Validus Re Europe Limited.

(e) The AlphatCat Segment includes the following entities: AlphaCat Fund Ltd., AlphaCat Master Fund Ltd. AlphaCat Reinsurance Ltd., AlphaCat High Return Fund Ltd., AlphaCat Re 2011, Ltd., Validus Underwriting Services, Ltd., Validus Ventures Ltd., and Validus Managers Ltd.

(f) On May 25, 2011, the Company joined with other investors in capitalizing AlphaCat Re 2011, Ltd. (“AlphaCat Re 2011”) a new special purpose “sidecar” reinsurer formed for the purpose of writing collateralized reinsurance and retrocessional reinsurance. The financial statements of AlphaCat Re 2011 were included in the consolidated financial statements of the Company beginning in the second quarter of 2011 as Validus Re held a majority of AlphaCat Re 2011’s outstanding voting rights. The portion of AlphaCat Re 2011’s earnings attributable to third party investors for the year ended December 31, 2011 is recorded in the consolidated statement of operations and comprehensive income as ‘net income attributable to noncontrolling interest’. On December 23, 2011 AlphaCat Re 2011 completed a secondary share offering and subsequently Validus Re sold 86,113 shares in AlphaCat Re 2011 and no longer held a majority of the outstanding voting rights and therefore had an equity method investment in AlphaCat Re 2011 as at December 31, 2011.

(g) Validus Re Consolidated includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Specialty, Inc., Validus Reaseguros, Inc., Validus Services, Inc., Underwriting Risk Services, Inc., Validus Re Chile S.A., Validus Re Americas, Ltd., Validus Underwriting Services, Ltd., Validus Re Europe Limited; AlphaCat Fund, Ltd, AlphaCat Master Fund, Ltd., AlphaCat Reinsurance, Ltd., AlphaCat High Return Fund Ltd., and AlphaCat Re 2011, Ltd.

Validus Holdings, Ltd.

Consolidated Segment Income Statement - Nine months ended September 30, 2011 (REPRESENTED)

(Expressed in thousands of U.S. Dollars, except share and per share information)

	Nine Months Ended September 30, 2011							Nine Months Ended September 30, 2011
	Validus Re Segment (d)	AlphaCat Segment (e)(f)	Legal Entity Adjustments	Validus Re Consolidated (g)	Talbot Segment	Corporate & Eliminations	Total	Validus Re	Talbot	Corporate & Eliminations	Total
Underwriting income
Gross premiums written	$1,058,642	$77,050	—	$1,135,692	$778,880	$(68,160)	$1,846,412	$1,135,692	$778,880	$(68,160)	$1,846,412
Reinsurance premiums ceded	(150,669)	—	—	(150,669)	(190,243)	68,160	(272,752)	(150,669)	(190,243)	68,160	(272,752)
Net premiums written	907,973	77,050	—	985,023	588,637	—	1,573,660	985,023	588,637	—	1,573,660
Change in unearned premiums	(194,529)	(37,595)	—	(232,124)	(27,739)	—	(259,863)	(232,124)	(27,739)	—	(259,863)
Net premiums earned	713,444	39,455	—	752,899	560,898	—	1,313,797	752,899	560,898	—	1,313,797

Underwriting deductions
Losses and loss expenses	533,402	—	—	533,402	376,170	—	909,572	533,402	376,170	40,998	909,572
Policy acquisition costs	115,355	4,615	(1,301)	118,669	116,174	(1,912)	232,931	118,669	116,174	(1,912)	232,931
General and administrative expenses	33,292	4,122	3,780	41,194	86,604	17,446	145,244	34,244	86,604	24,396	145,244
Share compensation expenses	7,118	74	786	7,978	6,648	12,433	27,059	7,118	6,648	13,293	27,059
Total underwriting deductions	689,167	8,811	3,265	701,243	585,596	27,967	1,314,806	693,433	585,596	35,777	1,314,806

Underwriting income (loss)	$24,277	$30,644	$(3,265)	$51,656	$(24,698)	$(27,967)	$(1,009)	$59,466	$(24,698)	$(35,777)	$(1,009)

Net investment income	68,901	2,697	—	71,598	19,413	(6,795)	84,216	71,597	19,413	(6,794)	84,216
Other income	4,568	5,398	(1,180)	8,786	6,402	(12,987)	2,201	4,584	6,402	(8,785)	2,201
Finance expenses	(5,924)	(2,136)	—	(8,060)	(214)	(33,023)	(41,297)	(6,912)	(214)	(34,171)	(41,297)
Operating income (loss) before taxes	91,822	36,603	(4,445)	123,980	903	(80,772)	44,111	128,735	903	(85,527)	44,111
Tax (expense)	(13)	—	—	(13)	(760)	(277)	(1,050)	(13)	(760)	(277)	(1,050)
Net operating income (loss) (a)	$91,809	$36,603	$(4,445)	$123,967	$143	$(81,049)	$43,061	$128,722	$143	$(85,804)	$43,061

Net realized gains on investments	17,453	531	—	17,984	5,193	—	23,177	17,984	5,193	—	23,177
Net unrealized (losses) gains on investments	(18,597)	(1,335)	—	(19,932)	(2,219)	1	(22,150)	(19,931)	(2,219)	—	(22,150)
Foreign exchange (losses)	(19,314)	(325)	—	(19,639)	(2,632)	(119)	(22,390)	(19,639)	(2,632)	(119)	(22,390)
Transaction expenses (c)	—	—	—	—	—	(13,583)	(13,583)	—	—	(13,583)	(13,583)
Net income (loss)	$71,351	$35,474	$(4,445)	$102,380	$485	$(94,750)	$8,115	$107,136	$485	$(99,506)	$8,115

Net income attributable to noncontrolling interest	—	(14,110)	—	(14,110)	—	—	(14,110)	(14,110)	—	—	(14,110)
Net income (loss) available (attributable) to Validus	$71,351	$21,364	$(4,445)	$88,270	$485	$(94,750)	$(5,995)	$93,026	$485	$(99,506)	$(5,995)

Selected ratios:
Net premiums written / Gross premiums written	85.8%	100.0%			75.6%		85.2%	86.7%	75.6%		85.2%

Losses and loss expenses	74.8%	0.0%			67.1%		69.2%	70.8%	67.1%		69.2%
Policy acquisition costs	16.2%	11.7%			20.7%		17.7%	15.8%	20.7%		17.7%
General and administrative expenses (b)	5.7%	10.6%			16.6%		13.1%	5.5%	16.6%		13.1%
Expense ratio	21.9%	22.3%			37.3%		30.8%	21.3%	37.3%		30.8%
Combined ratio	96.7%	22.3%			104.4%		100.0%	92.1%	104.4%		100.0%

Notes:

(a) Net operating income (loss),  a non-GAAP financial measure, is defined as net income (loss) excluding net realized and unrealized gains (losses) on investments, foreign exchange gains (losses) and non-recurring items. This measure focuses on the underlying fundamentals of our operations without the influence of gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business.

(b) The general and administrative ratio includes share compensation expenses.

(c) The transaction expenses relate to costs incurred in connection with the Company’s proposed acquisition of Transatlantic Holdings, Inc. Transaction expenses are primarily comprised of legal, financial advisory and audit related services.

(d) The Validus Re Segment includes the following entities:  Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Reaseguros, Inc., Validus Re Chile S.A., Underwriting Risk Services, S.A., Validus Re Americas, Ltd. and Validus Re Europe Limited.

(e) The AlphatCat Segment includes the following entities:  AlphaCat Fund Ltd., AlphaCat Master Fund Ltd. AlphaCat Reinsurance Ltd., AlphaCat High Return Fund Ltd., AlphaCat Re 2011, Ltd., Validus Underwriting Services, Ltd., Validus Ventures Ltd., and Validus Managers Ltd.

(f) On May 25, 2011, the Company joined with other investors in capitalizing AlphaCat Re 2011, Ltd. (“AlphaCat Re 2011”) a new special purpose “sidecar” reinsurer formed for the purpose of writing collateralized reinsurance and retrocessional reinsurance. The financial statements of AlphaCat Re 2011 were included in the consolidated financial statements of the Company beginning in the second quarter of 2011 as Validus Re held a majority of AlphaCat Re 2011’s outstanding voting rights. The portion of AlphaCat Re 2011’s earnings attributable to third party investors for the year ended December 31, 2011 is recorded in the consolidated statement of operations and comprehensive income as ‘net income attributable to noncontrolling interest’. On December 23, 2011 AlphaCat Re 2011 completed a secondary share offering and subsequently Validus Re sold 86,113 shares in AlphaCat Re 2011 and no longer held a majority of the outstanding voting rights and therefore had an equity method investment in AlphaCat Re 2011 as at December 31, 2011.

(g) Validus Re Consolidated includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Specialty, Inc., Validus Reaseguros, Inc., Validus Services, Inc., Underwriting Risk Services, Inc., Validus Re Chile S.A., Validus Re Americas, Ltd., Validus Underwriting Services, Ltd., Validus Re Europe Limited; AlphaCat Fund, Ltd, AlphaCat Master Fund, Ltd., AlphaCat Reinsurance, Ltd., AlphaCat High Return Fund Ltd., and AlphaCat Re 2011, Ltd.

Validus Holdings, Ltd.

Consolidated Segment Income Statement - Three months ended December 31, 2011 (REPRESENTED)

(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended December 31, 2011							Three Months Ended December 31, 2011
	Validus Re Segment (d)	AlphaCat Segment (e)(f)	Legal Entity Adjustments	Validus Re Consolidated (g)	Talbot Segment	Corporate & Eliminations	Total	Validus Re	Talbot	Corporate & Eliminations	Total
Underwriting income
Gross premiums written	$55,851	$(1,323)	—	$54,528	$235,242	$(11,491)	$278,279	$54,528	$235,242	$(11,491)	$278,279
Reinsurance premiums ceded	(49)	—	—	(49)	(27,931)	11,491	(16,489)	(49)	(27,931)	11,491	(16,489)
Net premiums written	55,802	(1,323)	—	54,479	207,311	—	261,790	54,479	207,311	—	261,790
Change in unearned premiums	196,679	27,834	—	224,513	2,043	—	226,556	224,513	2,043	—	226,556
Net premiums earned	252,481	26,511	—	278,992	209,354	—	488,346	278,992	209,354	—	488,346

Underwriting deductions
Losses and loss expenses	215,903	10,000	—	225,903	108,926	—	334,829	225,903	108,926	40,998	334,829
Policy acquisition costs	39,227	3,331	(1,093)	41,465	41,160	(1,372)	81,253	41,465	41,160	(1,372)	81,253
General and administrative expenses	11,907	6,807	(5,438)	13,276	30,878	8,099	52,253	12,109	30,878	9,266	52,253
Share compensation expenses	2,191	33	196	2,420	1,934	2,883	7,237	2,191	1,934	3,112	7,237
Total underwriting deductions	269,228	20,171	(6,335)	283,064	182,898	9,610	475,572	281,668	182,898	11,006	475,572

Underwriting (loss) income	$(16,747)	$6,340	$6,335	$(4,072)	$26,456	$(9,610)	$12,774	$(2,676)	$26,456	$(11,006)	$12,774

Net investment income	24,347	548	—	24,895	5,967	(2,782)	28,080	24,895	5,967	(2,782)	28,080
Other income	3,358	6,068	(4,837)	4,589	2,493	(3,565)	3,517	3,414	2,493	(2,390)	3,517
Finance expenses	(1,853)	(1,523)	—	(3,376)	(13)	(10,131)	(13,520)	(3,377)	(13)	(10,130)	(13,520)
Operating income (loss) before taxes	9,105	11,433	1,498	22,036	34,903	(26,088)	30,851	22,256	34,903	(26,308)	30,851
Tax (expense) benefit	(5)	—	—	(5)	109	122	226	(5)	109	122	226
Net operating income (loss) (a)	$9,100	$11,433	$1,498	$22,031	$35,012	$(25,966)	$31,077	$22,251	$35,012	$(26,186)	$31,077

Net realized gains on investments	3,685	—	—	3,685	1,670	—	5,355	3,685	1,670	—	5,355
Net unrealized gains (losses) on investments	3,898	(6)	—	3,892	(1,733)	—	2,159	3,892	(1,733)	—	2,159
Foreign exchange (losses) gains	(209)	(139)	—	(348)	444	170	266	(348)	444	170	266
Transaction expenses (c)	—	—	—	—	—	(3,850)	(3,850)	—	—	(3,850)	(3,850)
Net income (loss)	$16,474	$11,288	$1,498	$29,260	$35,393	$(29,646)	$35,007	$29,480	$35,393	$(29,866)	$35,007

Net income attributable to noncontrolling interest	—	(7,683)	—	(7,683)	—	—	(7,683)	(7,683)	—	—	(7,683)
Net income (loss) available to Validus	$16,474	$3,605	$1,498	$21,577	$35,393	$(29,646)	$27,324	$21,797	$35,393	$(29,866)	$27,324

Selected ratios:
Net premiums written / Gross premiums written	99.9%	100.0%			88.1%		94.1%	99.9%	88.1%		94.1%

Losses and loss expenses	85.5%	37.7%			52.0%		68.6%	81.0%	52.0%		68.6%
Policy acquisition costs	15.5%	12.6%			19.7%		16.6%	14.9%	19.7%		16.6%
General and administrative expenses (b)	5.6%	25.8%			15.7%		12.2%	5.1%	15.7%		12.2%
Expense ratio	21.1%	38.4%			35.4%		28.8%	20.0%	35.4%		28.8%
Combined ratio	106.6%	76.1%			87.4%		97.4%	101.0%	87.4%		97.4%

Notes:

(a) Net operating income (loss),  a non-GAAP financial measure, is defined as net income (loss) excluding net realized and unrealized gains (losses) on investments, foreign exchange gains (losses) and non-recurring items. This measure focuses on the underlying fundamentals of our operations without the influence of gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business.

(b) The general and administrative ratio includes share compensation expenses.

(c) The transaction expenses relate to costs incurred in connection with the Company’s proposed acquisition of Transatlantic Holdings, Inc. Transaction expenses are primarily comprised of legal, financial advisory and audit related services.

(d) The Validus Re Segment includes the following entities:  Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Reaseguros, Inc., Validus Re Chile S.A., Underwriting Risk Services, S.A., Validus Re Americas, Ltd. and Validus Re Europe Limited.

(e) The AlphatCat Segment includes the following entities:  AlphaCat Fund Ltd., AlphaCat Master Fund Ltd. AlphaCat Reinsurance Ltd., AlphaCat High Return Fund Ltd., AlphaCat Re 2011, Ltd., PacRe, Ltd., Validus Underwriting Services, Ltd., Validus Ventures Ltd., and Validus Managers Ltd.

(f) On May 25, 2011, the Company joined with other investors in capitalizing AlphaCat Re 2011, Ltd. (“AlphaCat Re 2011”) a new special purpose “sidecar” reinsurer formed for the purpose of writing collateralized reinsurance and retrocessional reinsurance. The financial statements of AlphaCat Re 2011 were included in the consolidated financial statements of the Company beginning in the second quarter of 2011 as Validus Re held a majority of AlphaCat Re 2011’s outstanding voting rights. The portion of AlphaCat Re 2011’s earnings attributable to third party investors for the year ended December 31, 2011 is recorded in the consolidated statement of operations and comprehensive income as ‘net income attributable to noncontrolling interest’. On December 23, 2011 AlphaCat Re 2011 completed a secondary share offering and subsequently Validus Re sold 86,113 shares in AlphaCat Re 2011 and no longer held a majority of the outstanding voting rights and therefore had an equity method investment in AlphaCat Re 2011 as at December 31, 2011.

(g) Validus Re Consolidated includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Specialty, Inc., Validus Reaseguros, Inc., Validus Services, Inc., Validus Re Chile S.A., Validus Re Americas, Ltd., Validus Underwriting Services, Ltd., Validus Re Europe Limited; AlphaCat Fund, Ltd, AlphaCat Master Fund, Ltd., AlphaCat Reinsurance, Ltd., AlphaCat High Return Fund Ltd., AlphaCat Re 2011, Ltd. and PacRe, Ltd.

Validus Holdings, Ltd.

Consolidated Segment Income Statement - Year ended December 31, 2011 (REPRESENTED)

(Expressed in thousands of U.S. Dollars, except share and per share information)

	Year Ended December 31, 2011							Year Ended December 31, 2011
	Validus Re Segment (d)	AlphaCat Segment (e)(f)	Legal Entity Adjustments	Validus Re Consolidated (g)	Talbot Segment	Corporate & Eliminations	Total	Validus Re	Talbot	Corporate & Eliminations	Total
Underwriting income
Gross premiums written	$1,114,493	$75,727	—	$1,190,220	$1,014,122	$(79,651)	$2,124,691	$1,190,220	$1,014,122	$(79,651)	$2,124,691
Reinsurance premiums ceded	(150,718)	—	—	(150,718)	(218,174)	79,651	(289,241)	(150,718)	(218,174)	79,651	(289,241)
Net premiums written	963,775	75,727	—	1,039,502	795,948	—	1,835,450	1,039,502	795,948	—	1,835,450
Change in unearned premiums	2,150	(9,761)	—	(7,611)	(25,696)	—	(33,307)	(7,611)	(25,696)	—	(33,307)
Net premiums earned	965,925	65,966	—	1,031,891	770,252	—	1,802,143	1,031,891	770,252	—	1,802,143

Underwriting deductions
Losses and loss expenses	749,305	10,000	—	759,305	485,096	—	1,244,401	759,305	485,096	40,998	1,244,401
Policy acquisition costs	154,582	7,946	(2,394)	160,134	157,334	(3,284)	314,184	160,134	157,334	(3,284)	314,184
General and administrative expenses	45,199	10,929	(1,658)	54,470	117,482	25,545	197,497	46,353	117,482	33,662	197,497
Share compensation expenses	9,309	107	982	10,398	8,582	15,316	34,296	9,309	8,582	16,405	34,296
Total underwriting deductions	958,395	28,982	(3,070)	984,307	768,494	37,577	1,790,378	975,101	768,494	46,783	1,790,378

Underwriting income (loss)	$7,530	$36,984	$3,070	$47,584	$1,758	$(37,577)	$11,765	$56,790	$1,758	$(46,783)	$11,765

Net investment income	93,248	3,245	—	96,493	25,380	(9,577)	112,296	96,492	25,380	(9,576)	112,296
Other income	7,926	11,466	(6,017)	13,375	8,895	(16,552)	5,718	7,998	8,895	(11,175)	5,718
Finance expenses	(7,777)	(3,659)	—	(11,436)	(227)	(43,154)	(54,817)	(10,289)	(227)	(44,301)	(54,817)
Operating income (loss) before taxes	100,927	48,036	(2,947)	146,016	35,806	(106,860)	74,962	150,991	35,806	(111,835)	74,962
Tax (expense)	(18)	—	—	(18)	(651)	(155)	(824)	(18)	(651)	(155)	(824)
Net operating income (loss) (a)	$100,909	$48,036	$(2,947)	$145,998	$35,155	$(107,015)	$74,138	$150,973	$35,155	$(111,990)	$74,138

Net realized gains on investments	21,138	531	—	21,669	6,863	—	28,532	21,669	6,863	—	28,532
Net unrealized (losses) on investments	(14,698)	(1,341)	—	(16,039)	(3,952)	—	(19,991)	(16,039)	(3,952)	—	(19,991)
Foreign exchange (losses) gains	(19,524)	(464)	—	(19,988)	(2,188)	52	(22,124)	(19,987)	(2,188)	51	(22,124)
Transaction expenses (c)	—	—	—	—	—	(17,433)	(17,433)	—	—	(17,433)	(17,433)
Net income (loss)	$87,825	$46,762	$(2,947)	$131,640	$35,878	$(124,396)	$43,122	$136,616	$35,878	$(129,372)	$43,122

Net income attributable to noncontrolling interest	—	(21,793)	—	(21,793)	—	—	(21,793)	(21,793)	—	—	(21,793)
Net income (loss) available to Validus	$87,825	$24,969	$(2,947)	$109,847	$35,878	$(124,396)	$21,329	$114,823	$35,878	$(129,372)	$21,329

Selected ratios:
Net premiums written / Gross premiums written	86.5%	100.0%			78.5%		86.4%	87.3%	78.5%		86.4%

Losses and loss expenses	77.6%	15.2%			63.0%		69.1%	73.6%	63.0%		69.1%
Policy acquisition costs	16.0%	12.0%			20.4%		17.4%	15.5%	20.4%		17.4%
General and administrative expenses (b)	5.6%	16.7%			16.4%		12.9%	5.4%	16.4%		12.9%
Expense ratio	21.6%	28.7%			36.8%		30.3%	20.9%	36.8%		30.3%
Combined ratio	99.2%	43.9%			99.8%		99.4%	94.5%	99.8%		99.4%

Notes:

(a) Net operating income (loss),  a non-GAAP financial measure, is defined as net income (loss) excluding net realized and unrealized gains (losses) on investments, foreign exchange gains (losses) and non-recurring items. This measure focuses on the underlying fundamentals of our operations without the influence of gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business.

(b) The general and administrative ratio includes share compensation expenses.

(c) The transaction expenses relate to costs incurred in connection with the Company’s proposed acquisition of Transatlantic Holdings, Inc. Transaction expenses are primarily comprised of legal, financial advisory and audit related services.

(d) The Validus Re Segment includes the following entities:  Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Reaseguros, Inc., Validus Re Chile S.A., Underwriting Risk Services, S.A., Validus Re Americas, Ltd. and Validus Re Europe Limited.

(e) The AlphatCat Segment includes the following entities:  AlphaCat Fund Ltd., AlphaCat Master Fund Ltd. AlphaCat Reinsurance Ltd., AlphaCat High Return Fund Ltd., AlphaCat Re 2011, Ltd., PacRe, Ltd., Validus Underwriting Services, Ltd., Validus Ventures Ltd., and Validus Managers Ltd.

(f) On May 25, 2011, the Company joined with other investors in capitalizing AlphaCat Re 2011, Ltd. (“AlphaCat Re 2011”) a new special purpose “sidecar” reinsurer formed for the purpose of writing collateralized reinsurance and retrocessional reinsurance. The financial statements of AlphaCat Re 2011 were included in the consolidated financial statements of the Company beginning in the second quarter of 2011 as Validus Re held a majority of AlphaCat Re 2011’s outstanding voting rights. The portion of AlphaCat Re 2011’s earnings attributable to third party investors for the year ended December 31, 2011 is recorded in the consolidated statement of operations and comprehensive income as ‘net income attributable to noncontrolling interest’. On December 23, 2011 AlphaCat Re 2011 completed a secondary share offering and subsequently Validus Re sold 86,113 shares in AlphaCat Re 2011 and no longer held a majority of the outstanding voting rights and therefore had an equity method investment in AlphaCat Re 2011 as at December 31, 2011.

(g) Validus Re Consolidated includes the following entities: Validus Reinsurance, Ltd., Validus Ltd., Validus Reinsurance, Ltd. (Singapore), Validus Specialty, Inc., Validus Reaseguros, Inc., Validus Services, Inc., Validus Re Chile S.A., Validus Re Americas, Ltd., Validus Underwriting Services, Ltd., Validus Re Europe Limited; AlphaCat Fund, Ltd, AlphaCat Master Fund, Ltd., AlphaCat Reinsurance, Ltd., AlphaCat High Return Fund Ltd., AlphaCat Re 2011, Ltd. and PacRe, Ltd.